UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Fountain Short Duration High Income Fund
(Class A: PFHAX)
(Class I: PFHIX)

ANNUAL REPORT
SEPTEMBER 30, 2014

Fountain Short Duration High Income Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Supplemental Information	27
Expense Example	29

This report and the financial statements contained herein are provided for the general information of the shareholders of the Fountain Short Duration High Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Fountain Short Duration High Income Fund
(PFHIX / PFHAX)

October 2014

Fund Objectives

Fountain Short Duration High Income Fund (PFHIX/PFHAX or the “Fund”) seeks to provide income and attractive risk-adjusted returns by investing in short duration high yield corporate bonds and leveraged bank loans. The fund focuses on higher credit quality companies that exhibit potential for credit stability or improvement and targets an overall portfolio duration of 1-3 years.

Strategy

The traditional high yield market is made up of bonds with a variety of maturities, although most are originally issued with an eight to ten year final maturity and three to five years of call protection. The average duration-to-worst* of the total market ranges between 4.0 and 4.5 years with average years to maturity of approximately 6.5 years. The Fund typically looks to invest in high yield securities and bank loans with a final maturity of no longer than seven years with an average around five years and an average portfolio duration of about 50-60% of the overall market. As of September 30, 2014, the Fund’s duration-to-worst was 2.48 years as compared to 4.08 year for the broad high yield market (BofA Merrill Lynch Master II High Yield Index). While investing in the broad market can produce greater returns in certain environments, these returns are typically subject to greater price volatility and default risk. By investing in shorter and more seasoned issues, the Fund seeks to provide greater risk-adjusted returns. First, we are able to monitor credits for several years prior to their inclusion in the Fund giving us greater familiarity with the company’s operations, management team, and fundamental outlook. In addition to having a shorter period of time until they mature, many of these seasoned issues have a shorter period of time, maybe 1-2 years, until they can be called at a premium price by the issuer. Assuming the business is performing well, this call option is often exercised and bonds can be called at a premium to par. By focusing on this segment of the market, the Fund seeks to invest over a shorter time horizon with the potential of a premium call. In addition to holding bonds with shorter maturities and expected early calls, the Fund also invests in high yield bank loans. Loans typically have final maturities of five to seven years, but they carry very short interest rate durations because their coupons float with LIBOR. In addition, bank loans are secured by the assets of the business and in most cases have a first priority claim. This secured position helps provide a floor on the price of the loan lessening price volatility associated with overall market movements. As of September 30, 2014, 23% of the portfolio was invested in floating rate bank loans.

The quality breakdown of the high yield bond market is currently around 45% BB-rated, 39% B-rated and 16% CCC-rated. In contrast, as of September 30, 2014, 40% of the Fund’s investments carried a BB rating by at least one of the major rating agencies, and 97% had at least a B rating—meaning that the credit quality of the Fund, in terms of ratings, is higher than that of the broad high yield market. The addition of loans to the portfolio also improves its quality due to their secured priority position.

© Fountain Capital Management, L.L.C.	www.fountaincapital.com

Within the short duration bond and loan universe, the investment team focuses its credit research efforts on industries with stable to improving prospects. From those industries the analysts select companies with positive fundamentals and the potential for a credit upgrade and financial stability. This extensive credit selection process, combined with the relatively short duration and higher quality profile, aims to produce a portfolio that has less default risk and interest rate risk than the broad high yield market. Since inception, the Fund has experienced no defaults versus a 1.86% default rate for the high yield bond market and 3.59% default rate for the loan market (default rate source: JPMorgan).

Performance

Our overall goal is to provide an attractive current yield but with less volatility than the broad high yield market. Since its inception in October 2013, the Fund has performed in line with its objectives and strategy. The Fund posted a return of 3.96% (Class I Shares) from inception through September 30, 2104, outperforming its BofA Merrill Lynch 0-3 year DTW BB-B Index benchmark return of 3.62%. Credit selection in the Diversified Finance, Energy and Healthcare industries were positive contributors to relative performance, along with the impact of its loan holdings. Through June 30, 2014, the Fund returned 5.55% but lagged the overall high yield market. The high yield and leveraged loan markets were quite strong during that period as interest rates were relatively steady, the economy appeared to be on track and concerns over geopolitical risks were diminishing. Conversely, during the third quarter of 2014, the high yield market experienced significant volatility due to investor outflows and heightened concerns over a range of topics including interest rates, global economic growth and equity values. The Fund had a negative return in the third quarter but fell less than the broader high yield market as would be expected from its strategy. Since inception, the Fund lagged the Credit Suisse Leveraged Loan Index which posted a return over the same time period of 4.13%. The Fund had outperformed the loan index through the second quarter, but lost ground during the third quarter as loans provided more stable returns than the more volatile bond market.

Fund Performance Net of Fees		As of 9/30/2014*
	September	Q3 2014	YTD 2014	Since Inception Cumulative

PFHIX	-1.54%	-1.50%	1.57%	3.96%
PFHAX	-1.66%	-1.56%	1.30%	3.66%
Maximum Sales Load (A Share)	-7.35%	-7.23%	-4.51%	-2.30%
BofA Merrill Lynch 0-3 Year DTW BB-B Index	-1.16%	-1.09%	1.67%	3.62%
Credit Suisse Leveraged Loan Index	-0.52%	-0.33%	2.43%	4.13%

*All data is measured from 10/07/2013, the inception of Fountain Short Duration High Income Fund. Please see disclosure and footnote.

Class I shares – Annual Expense Ratio: Gross 1.12% / Net 0.99%. Class A shares – Annual Expense Ratio: Gross 1.37% / Net 1.24%. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until January 31, 2015 and is subject thereafter to annual re-approval of the agreement by the advisor and the Trust’s Board of Trustees. This agreement may be terminated with the consent of the Trust’s Board of Trustees. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The performance data for the Class A share reflects payment of the 5.75% maximum sales charge at the beginning of the stated periods. To obtain performance information current to the most recent month- end please call 866-933-9033.

© Fountain Capital Management, L.L.C.	www.fountaincapital.com

Market Overview

The high yield bond and leveraged loan markets have performed well since the financial crisis of 2008. Yield spreads versus Treasury bonds had tightened to well below historical averages, and reached a post-crisis low in June of 2014. While those spreads widened during the most recent quarter, they remain below average. When looking at these spreads to determine whether they indicate that the market is “rich” or “cheap”, we believe it is important to look at the underlying fundamentals of the companies that are issuers of debt. While we are seeing some deterioration around the edges of the markets—specifically in the case where debt is issued for shareholder-friendly activities such as dividends or highly leveraged acquisitions—overall leverage levels among high yield and loan issuers remain relatively healthy. For the most part companies are not overleveraging. For this reason most market observers expect default rates to continue to be very low through the next couple of years. While spreads may not be extremely high, we consider them to be reasonable given the low level of default risk. The market volatility we have been experiencing has been driven mostly by technical selling pressures, not by specific fundamental credit fears. Our belief is that these types of dips are opportunities rather than a sign that the market is due for a larger fall.

© Fountain Capital Management, L.L.C.	www.fountaincapital.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

*Duration-To-Worst, denoted in years, is the approximate amount by which a bond’s price increases or decreases as the result of a 1% change in interest rates, assuming that a company will repay its bond at a date most advantageous to the company.

Past performance does not guarantee future results. Funds seeking absolute return are not designed to outperform stocks and bonds in strong markets. Asset allocation decisions may not always be correct and may adversely affect Fund performance.

Positions shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these positions will prove to be profitable or that the Fund’s investment objective will be met. Please note that these positions were selected by Palmer Square. The above does not represent a full portfolio. Accordingly, no inference as it pertains to performance or otherwise should be drawn from the selected positions. There can be no assurance that the Fund will be able to achieve comparable results or that the Fund will be able to implement its investment strategy or achieve its investment objectives.

The strategy allocation shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both strategy and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on strategy allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on a convertible security’s investment value. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. The use of leverage can magnify the changes in the Fund’s value and make the fund more volatile. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is actively managed and may experience high turnover. This may cause higher fees, expenses and taxes, which could detract from Fund performance. The Fund is new and has a limited history of operations.

The BofA Merrill Lynch 0-3 Year DTW BB-B Index tracks the performance of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market that is rated BB or B, has a duration-to-worst less than three years, a remaining to final maturity of at least one month and does not reflect deductions for fees or expenses. BofA Merrill Lynch Master II High Yield Index is a commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The Master II is a measure of the broad high yield market. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. It is not possible to invest directly in an index.

These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

The Fountain Short Duration High Income Fund is distributed IMST Distributors, LLC.

© Fountain Capital Management, L.L.C.	www.fountaincapital.com

Fountain Short Duration High Income Fund
FUND PERFORMANCE at September 30, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the BofA Merrill Lynch 0-3 Year Duration-to-Worst BB-B U.S. Cash Pay High Yield Index and the Credit Suisse Leveraged Loan Index.  Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch 0-3 Year Duration-to-Worst BB-B U.S. Cash Pay High Yield Index tracks the performance of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market that is rated BB or B, has a duration-to-worst less than three years, a remaining to final maturity of at least one month and does not reflect deductions for fees or expenses.  The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and not available for investment.

Total Returns as of September 30, 2014	6 Months	Since Inception* (Cumulative)
Before deducting maximum sales charge
Class A¹	-0.33%	3.66%
Class I²	-0.21%	3.96%
After deducting maximum sales charge
Class A¹	-6.09%	-2.30%
BofA Merrill Lynch 0-3 Year Duration-to-Worst
BB-B U.S. Cash Pay High Yield Index	0.16%	3.62%
Credit Suisse Leveraged Loan Index	1.12%	4.13%

*	Class A shares and Class I shares commenced operations on October 7, 2013.
1
Maximum sales charge for Class A charges is 5.75%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

2	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and Net Expense Ratios for Class A shares were 1.37% and 1.24% respectively, and for Class I shares were 1.12% and 0.99% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for expenses is in effect until January 31, 2015.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Fountain Short Duration High Income Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2014

Principal Amount		Value

	BANK LOANS – 22.8%
$248,744	AqGen Liberty Management I, Inc. 6.500%, 7/1/20201, 2	$248,742
248,750	Ardagh Holdings USA, Inc. 4.000%, 12/17/20191, 2	245,641
250,000	Asurion LLC 8.500%, 3/3/20211, 2	253,438
248,744	Atlas Energy LP 6.500%, 7/31/20191, 2	250,920
341,250	BATS Global Markets Holdings, Inc. 5.000%, 1/31/20201, 2	334,425
478,889	BMC Software Finance, Inc. 5.000%, 9/10/20201, 2	471,706
250,000	Capital Automotive LP 6.000%, 4/30/20201, 2	253,750
444,982	Cedar Bay Generating Co. LP 6.250%, 4/23/20201, 2	446,929
298,123	CHS/Community Health Systems, Inc. 4.250%, 1/27/20211, 2	297,618
238,505	Dealertrack Technologies, Inc. 3.500%, 2/28/20211, 2	235,722
246,305	Fieldwood Energy LLC 8.375%, 9/30/20201, 2	247,599
250,000	Flexera Software LLC 8.000%, 4/2/20211, 2	245,000
496,241	Gardner Denver, Inc. 4.250%, 7/30/20201, 2	487,286
250,000	Jonah Energy LLC 8.750%, 5/12/20211, 2	248,125
496,231	MacDermid, Inc. 4.000%, 6/7/20201, 2	489,036
333,491	Medpace Holdings, Inc. 5.000%, 4/1/20211, 2	334,324
494,962	Monitronics International, Inc. 4.250%, 3/23/20181, 2	490,322
498,750	Mustang Parent Corp. 4.250%, 9/30/20202	494,074
249,616	Par Pharmaceutical Cos., Inc. 4.000%, 9/28/20191, 2	245,025
497,401	PGA Holdings, Inc. 4.250%, 4/20/20181, 2	495,536
	Power Buyer LLC
378,862	4.250%, 5/6/20201, 2	372,232
20,178	4.250%, 5/6/20201, 2	19,825
496,196	Protection One, Inc. 4.250%, 3/21/20192	494,233

Fountain Short Duration High Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2014

Principal Amount		Value

	BANK LOANS (Continued)
$544,500	RBS Global, Inc. 4.000%, 8/21/20201, 2	$536,624
397,622	Spin Holdco, Inc. 4.250%, 11/8/20191, 2	391,411
240,625	TGGT Holdings LLC 6.500%, 11/15/20181, 2	238,820
249,367	Univision Communications, Inc. 4.000%, 3/1/20201, 2	244,936
	TOTAL BANK LOANS (Cost $9,209,512)	9,113,299

	CORPORATE BONDS – 72.9%
	BASIC MATERIALS – 4.0%
250,000	ArcelorMittal (Luxembourg) 6.125%, 6/1/20183	265,625
	FMG Resources August 2006 Pty Ltd. (Australia)
250,000	6.000%, 4/1/20171, 3, 4	252,656
200,000	8.250%, 11/1/20191, 3, 4	207,500
500,000	INEOS Group Holdings S.A. (Luxembourg) 6.125%, 8/15/20181, 3, 4	500,625
	Novelis, Inc. (Canada)
250,000	8.375%, 12/15/20171, 3	260,313
100,000	8.750%, 12/15/20201, 3	107,375
		1,594,094
	COMMUNICATIONS – 7.6%
650,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.375%, 6/1/20201	689,000
500,000	Goodman Networks, Inc. 12.125%, 7/1/20181	527,500
400,000	Intelsat Jackson Holdings S.A. (Luxembourg) 7.250%, 10/15/20201, 3	423,000
500,000	Level 3 Financing, Inc. 7.000%, 6/1/20201	529,375
300,000	Mediacom Broadband LLC / Mediacom Broadband Corp. 5.500%, 4/15/20211, 4	297,750
350,000	SBA Communications Corp. 5.625%, 10/1/20191	357,000
200,000	T-Mobile USA, Inc. 6.464%, 4/28/20191	208,250
		3,031,875
	CONSUMER, CYCLICAL – 2.5%
300,000	American Axle & Manufacturing, Inc. 5.125%, 2/15/20191	300,000

Fountain Short Duration High Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER, CYCLICAL (Continued)
$250,000	GameStop Corp. 5.500%, 10/1/20191, 4	$248,125
400,000	Hanesbrands, Inc. 6.375%, 12/15/20201	424,000
		972,125
	CONSUMER, NON-CYCLICAL – 17.1%
450,000	Acadia Healthcare Co., Inc. 6.125%, 3/15/20211	465,750
450,000	APX Group, Inc. 6.375%, 12/1/20191	438,750
450,000	Aramark Services, Inc. 5.750%, 3/15/20201	463,500
450,000	Biomet, Inc. 6.500%, 10/1/20201	473,625
200,000	Capsugel S.A. (Luxembourg) 7.000%, 5/15/20191, 3, 4	199,875
150,000	Centene Corp. 5.750%, 6/1/2017	159,563
400,000	Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 7/31/20194	423,080
500,000	HCA, Inc. 6.500%, 2/15/2020	546,875
300,000	JBS USA LLC / JBS USA Finance, Inc. 7.250%, 6/1/20211, 4	316,500
250,000	Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20201	261,875
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
250,000	7.125%, 4/15/20191	259,687
250,000	5.750%, 10/15/20201	255,625
350,000	Salix Pharmaceuticals Ltd. 6.000%, 1/15/20211, 4	379,750
500,000	Smithfield Foods, Inc. 5.250%, 8/1/20181, 4	502,500
	Tenet Healthcare Corp.
200,000	6.750%, 2/1/2020	209,250
350,000	6.000%, 10/1/2020	371,000
	United Rentals North America, Inc.
250,000	5.750%, 7/15/20181	261,875
300,000	7.375%, 5/15/20201	320,250
250,000	Valeant Pharmaceuticals International 6.375%, 10/15/20201, 4	257,812

Fountain Short Duration High Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$250,000	Valeant Pharmaceuticals International, Inc. (Canada) 6.750%, 8/15/20181, 3, 4	$264,375
		6,831,517
	ENERGY – 19.9%
650,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 7.125%, 11/1/20201, 4	598,000
350,000	Antero Resources Finance Corp. 6.000%, 12/1/20201	357,875
500,000	Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 6.625%, 10/1/20201	513,750
400,000	California Resources Corp. 5.000%, 1/15/20201, 4	407,000
500,000	Carrizo Oil & Gas, Inc. 7.500%, 9/15/20201	522,500
350,000	Concho Resources, Inc. 7.000%, 1/15/20211	375,375
350,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.000%, 12/15/20201	354,375
350,000	Genesis Energy LP / Genesis Energy Finance Corp. 5.750%, 2/15/20211	343,438
250,000	Halcon Resources Corp. 9.750%, 7/15/20201	255,625
435,000	Holly Energy Partners LP / Holly Energy Finance Corp. 6.500%, 3/1/20201	450,225
400,000	Legacy Reserves LP / Legacy Reserves Finance Corp. 8.000%, 12/1/20201	418,000
400,000	Offshore Group Investment Ltd. (Cayman Islands) 7.500%, 11/1/20191, 3	373,000
300,000	Pacific Drilling V Ltd. (Virgin Islands (British)) 7.250%, 12/1/20171, 3, 4	302,250
355,000	Penn Virginia Corp. 8.500%, 5/1/20201	377,187
350,000	Resolute Energy Corp. 8.500%, 5/1/20201	352,625
450,000	RKI Exploration & Production LLC / RKI Finance Corp. 8.500%, 8/1/20211, 4	466,875
386,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.875%, 2/1/20211	413,985
196,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp. 5.875%, 10/1/20201	203,840
350,000	Ultra Petroleum Corp. (Canada) 5.750%, 12/15/20181, 3, 4	353,500

Fountain Short Duration High Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$480,000	Vanguard Natural Resources LLC / VNR Finance Corp. 7.875%, 4/1/20201	$499,200
		7,938,625
	FINANCIAL – 11.3%
	Aircastle Ltd. (Bermuda)
250,000	4.625%, 12/15/20183	250,625
250,000	7.625%, 4/15/20203	280,625
400,000	American Capital Ltd. 6.500%, 9/15/20181, 4	412,000
400,000	CIT Group, Inc. 5.500%, 2/15/20194	418,750
450,000	CNO Financial Group, Inc. 6.375%, 10/1/20201, 4	479,250
400,000	Denali Borrower LLC / Denali Finance Corp. 5.625%, 10/15/20201, 4	412,500
500,000	E*TRADE Financial Corp. 6.375%, 11/15/20191	527,500
500,000	Fly Leasing Ltd. (Bermuda) 6.750%, 12/15/20201, 3	523,750
	Nationstar Mortgage LLC / Nationstar Capital Corp.
250,000	6.500%, 8/1/20181	250,625
100,000	7.875%, 10/1/20201	101,500
350,000	Ocwen Financial Corp. 6.625%, 5/15/20191, 4	338,625
500,000	Stearns Holdings, Inc. 9.375%, 8/15/20201, 4	515,000
		4,510,750
	INDUSTRIAL – 4.0%
250,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.250%, 1/31/20191, 3, 4	249,375
600,000	BlueLine Rental Finance Corp. 7.000%, 2/1/20191, 4	618,000
350,000	Martin Midstream Partners LP / Martin Midstream Finance Corp. 7.250%, 2/15/20211	350,875
350,000	Nortek, Inc. 8.500%, 4/15/20211	378,000
		1,596,250
	TECHNOLOGY – 4.5%
500,000	ACI Worldwide, Inc. 6.375%, 8/15/20201, 4	520,000
500,000	iGATE Corp. 4.750%, 4/15/20191, 4	487,500

Fountain Short Duration High Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$250,000	Infor U.S., Inc. 9.375%, 4/1/20191	$270,938
500,000	SunGard Data Systems, Inc. 7.625%, 11/15/20201	525,000
		1,803,438
	UTILITIES – 2.0%
250,000	GenOn Energy, Inc. 9.500%, 10/15/2018	261,250
500,000	NRG Energy, Inc. 7.625%, 1/15/2018	551,250
		812,500
	TOTAL CORPORATE BONDS (Cost $29,611,327)	29,091,174

	TOTAL INVESTMENTS – 95.7% (Cost $38,820,839)	38,204,473
	Other Assets in Excess of Liabilities – 4.3%	1,702,294

	TOTAL NET ASSETS – 100.0%	$39,906,767

LP – Limited Partnership
PLC – Public Limited Company

1	Callable.
2	Variable, floating or step rate security.
3	Foreign security denominated in U.S. Dollars.
4
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Fountain Short Duration High Income Fund
SUMMARY OF INVESTMENTS
As of September 30, 2014

Security Type/Sector	Percent of Total Net Assets
Bank Loans	22.8%
Corporate Bonds
Energy	19.9%
Consumer, Non-cyclical	17.1%
Financial	11.3%
Communications	7.6%
Technology	4.5%
Industrial	4.0%
Basic Materials	4.0%
Consumer, Cyclical	2.5%
Utilities	2.0%
Total Corporate Bonds	72.9%
Total Investments	95.7%
Other Assets in Excess of Liabilities	4.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Fountain Short Duration High Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2014

Assets:
Investments, at value (cost $38,820,839)	$38,204,473
Cash	1,946,192
Receivables:
Investment securities sold	1,040,853
Dividends and interest	569,486
Prepaid expenses	43,944
Prepaid offering costs	422
Total assets	41,805,370

Liabilities:
Payables:
Investment securities purchased	1,743,537
Fund shares redeemed	104,140
Advisory fees	6,564
Shareholder servicing fees (Note 7)	1,430
Distribution fees (Note 8)	338
Auditing fees	16,089
Transfer agent fees and expenses	4,698
Fund accounting fees	4,114
Fund administration fees	4,027
Shareholder reporting fees	2,898
Legal fees	1,649
Custody fees	1,283
Trustees' fees and expenses	771
Chief Compliance Officer fees	703
Accrued other expenses	6,362
Total liabilities	1,898,603

Net Assets	$39,906,767

See accompanying Notes to Financial Statements.

Fountain Short Duration High Income Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of September 30, 2014

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$40,336,222
Accumulated net realized gain on investments	186,911
Net unrealized depreciation on investments	(616,366)
Net Assets	$39,906,767

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$1,700,472
Shares of beneficial interest issued and outstanding	169,174
Redemption price*	10.05
Maximum sales charge (5.75% of offering price)**	0.61
Maximum offering price to public	$10.66

Class I Shares:
Net assets applicable to shares outstanding	$38,206,295
Shares of beneficial interest issued and outstanding	3,798,951
Offering and redemption price per share	$10.06

*
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Fountain Short Duration High Income Fund
STATEMENT OF OPERATIONS
For the Period October 7, 2013* through September 30, 2014

Investment Income:
Interest	$1,354,922
Total investment income	1,354,922

Expenses:
Advisory fees	162,912
Registration fees	61,895
Fund accounting fees	50,197
Administration fees	39,302
Transfer agent fees and expenses	34,414
Custody fees	25,239
Offering costs	25,208
Shareholder servicing fees (Note 7)	22,765
Auditing fees	16,089
Legal fees	9,809
Miscellaneous	8,574
Trustees' fees and expenses	5,886
Shareholder reporting fees	5,480
Chief Compliance Officer fees	4,249
Distribution fees (Note 8)	1,717
Brokerage expense	981
Insurance fees	791
Total expenses	475,508
Advisory fees waived	(162,912)
Other expenses absorbed	(16,656)
Net expenses	295,940
Net investment income	1,058,982

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	205,036
Net change in unrealized appreciation/depreciation on investments	(616,366)
Net realized and unrealized loss on investments	(411,330)

Net Increase in Net Assets from Operations	$647,652

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Fountain Short Duration High Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period October 7, 2013* through September 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,058,982
Net realized gain on investments	205,036
Net change in unrealized appreciation/depreciation on investments	(616,366)
Net increase in net assets resulting from operations	647,652

Distributions to Shareholders:
From net investment income:
Class A	(27,229)
Class I	(1,068,467)
Total distributions to shareholders	(1,095,696)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,911,296
Class I	44,338,394
Reinvestment of distributions:
Class A	27,161
Class I	1,068,244
Cost of shares redeemed:
Class A1	(204,054)
Class I2	(6,786,230)
Net increase in net assets from capital transactions	40,354,811

Total increase in net assets	39,906,767

Net Assets:
Beginning of period	−
End of period	$39,906,767

Capital Share Transactions:
Shares sold:
Class A	186,451
Class I	4,356,038
Shares reinvested:
Class A	2,659
Class I	104,453
Shares redeemed:
Class A	(19,936)
Class I	(661,540)

Net increase in capital share transactions	3,968,125

*	Commencement of operations.
1	Net of redemption fee proceeds of $366.
2	Net of redemption fee proceeds of $6,890.

See accompanying Notes to Financial Statements.

Fountain Short Duration High Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period October 7, 2013* through September 30, 2014

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.34
Net realized and unrealized gain on investments	0.02
Total from investment operations	0.36
Less Distributions:
From net investment income	(0.32)

Redemption fee proceeds1	0.01

Net asset value, end of period	$10.05

Total return2	3.66%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,701

Ratio of expenses to average net assets (including brokerage expense):
Before fees waived and expenses absorbed	1.85%	4
After fees waived and expenses absorbed	1.24%	4
Ratio of net investment income to average net assets (including brokerage expense):
Before fees waived and expenses absorbed	2.72%	4
After fees waived and expenses absorbed	3.33%	4
Portfolio turnover rate	79%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived and/or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Fountain Short Duration High Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period October 7, 2013* through September 30, 2014

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.36
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.40
Less Distributions:
From net investment income	(0.34)

Redemption fee proceeds1	−	2

Net asset value, end of period	$10.06

Total return3	3.96%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,206

Ratio of expenses to average net assets (including brokerage expense):
Before fees waived and expenses absorbed	1.60%	5
After fees waived and expenses absorbed	0.99%	5
Ratio of net investment income to average net assets (including brokerage expense):
Before fees waived and expenses absorbed	2.97%	5
After fees waived and expenses absorbed	3.58%	5
Portfolio turnover rate	79%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived and/or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Fountain Short Duration High Income Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

Note 1 – Organization
Fountain Short Duration High Income Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek income and capital appreciation.  The Fund commenced investment operations on October 7, 2013, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Fountain Short Duration High Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2014

Corporate debt securities carry credit risk, interest rate risk and prepayment risk.  Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.  Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $25,630, which are being amortized over a one-year period from October 7, 2013 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Fountain Short Duration High Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2014

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period October 7, 2013 (commencement of operations) through September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.55% of the Fund’s average daily net assets.  The Advisor has entered into a sub-advisory agreement with Fountain Capital Management, L.L.C, (the “Sub-Advisor”) with respect to the Fund.  The Advisor pays the Sub-Advisor out of the investment advisory fees it receives from the Fund as compensation for the Sub-Advisor’s services under such agreement.  The Sub-Advisor is majority-owned by Palmer Square Capital Management LLC.

The Advisor has contractually agreed to waive its fees and, if necessary, to absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses as determined in accordance with Form N-1A, leverage interest, taxes, dividend expenses on short positions, brokerage commissions and expenses incurred in connection with any merger or reorganization, or  extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of the Fund’s Class A and Class I shares, respectively, until January 31, 2015.

For the period October 7, 2013 (commencement of operations) through September 30, 2014, the Advisor waived all of its advisory fees and absorbed other expenses totaling $179,568.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At September 30, 2014, the amount of these potentially recoverable expenses was $179,568.  The Advisor may recapture all or a portion of this amount no later than September 30, 2017.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period October 7, 2013 (commencement of operations) through September 30, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Fountain Short Duration High Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2014

Effective October 1, 2014, Dziura Compliance Consulting, LLC will provide Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided CCO services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period October 7, 2013 (commencement of operations) through September 30, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2014, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$38,820,839

Gross unrealized appreciation	$88,012
Gross unrealized depreciation	(704,378)
Net unrealized depreciation on investments	$(616,366)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period October 7, 2013 (commencement of operations) through September 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (18,589)	$ 36,714	$ (18,125)

As of September 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$186,911
Undistributed long-term capital gains	-
Tax accumulated earnings	186,911

Accumulated capital and other losses	-
Unrealized appreciation on investments	(616,366)
Total accumulated deficit	$(429,455)

Fountain Short Duration High Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2014

The tax character of distributions paid during the period October 7, 2013 (commencement of operations) through September 30, 2014 was as follows:

Distribution paid from:	2014
Ordinary income	$1,095,696
Long-term capital gains	-
Total distributions paid	$1,095,696

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the period October 7, 2013 (commencement of operations) through September 30, 2014, the Fund received $7,256 in redemption fees.

Note 6 – Investment Transactions
For the period October 7, 2013 (commencement of operations) through September 30, 2014, purchases and sales of investments, excluding short-term investments, were $60,159,299 and $21,282,291, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period October 7, 2013 (commencement of operations) through September 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the period October 7, 2013 (commencement of operations) through September 30, 2014, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Fountain Short Duration High Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2014

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1**	Level 2	Level 3**	Total
Investments
Bank Loans	$-	$9,113,299	$-	$9,113,299
Corporate Bonds*	-	29,091,174	-	29,091,174
Total Investments	$-	$38,204,473	$-	$38,204,473

*	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 1 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Fountain Short Duration High Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2014

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Fountain Short Duration High Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period October 7, 2013 (commencement of operations) to September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and broker or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountain Short Duration High Income Fund as of September 30, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period October 7, 2013 to September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2014

Fountain Short Duration High Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033 or on the Fund’s website at www.palmersquarefunds.com. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	None.
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	77	None.
Interested Trustees:
John P. Zader a‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	77	Investment Managers Series Trust II, a registered investment company.

Fountain Short Duration High Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura b (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Fountain Short Duration High Income Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution fees (Class A shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/14	9/30/14	4/1/14 – 9/30/14
Class A
Actual Performance	$1,000.00	$996.70	$6.22
Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.29
Class I
Actual Performance	1,000.00	997.90	4.99
Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	5.04

*
Expenses are equal to the Fund’s annualized expense ratios of 1.24% and 0.99% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Fountain Short Duration High Income Fund
a series of the Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Fountain Short Duration High Income Fund – Class A	PFHAX	46141P 610
Fountain Short Duration High Income Fund – Class I	PFHIX	46141P 594

Privacy Principles of the Fountain Short Duration High Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Fountain Short Duration High Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Fountain Short Duration High Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/11/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/11/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/11/2014